UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  October 17, 2005

Electronic Data Systems Corporation
(Exact name of registrant as specified in its charter)

Delaware
(Sate or Other Jurisdiction of Incorporation)
01-11779	75-2548221
(Commission File Number)	(IRS Employer Identification No.

5400 Legacy Drive, Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

(972) 604-6000
Registrant's telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      o   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      o   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 17, 2005, Electronic Data Systems Corporation ("EDS") received notice from C. Robert Kidder of his intent to resign from the Board of Directors immediately following the company's regularly scheduled Board meeting on October 21, 2005. A copy of Mr. Kidder's letter of resignation is attached as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)       The following exhibit is furnished as part of this Current Report on Form 8-K:

            99.1.  Letter of resignation of C. Robert Kidder dated October 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                   ELECTRONIC DATA SYSTEMS CORPORATION

October 21, 2005                                                                                                      By:    /S/ STORROW M. GORDON

                                                                                                                                             Storrow M. Gordon

                                                                                                                                             Executive Vice President and Secretary

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